EXHIBIT 2


                                VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of October 9, 2000 (this "AGREEMENT"), by and among Metromedia Fiber Network, Inc., a Delaware corporation (the "PARENT"), and the stockholders of SiteSmith, Inc., a Delaware corporation (the "COMPANY"), listed on the signature pages hereto (each, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

                  WHEREAS, the Parent and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides for, among other things, the merger of a wholly-owned subsidiary of the Parent with and into the Company (the "MERGER");

                  WHEREAS, as of the date hereof, the Stockholders are holders of record or Beneficially Own (as defined below) shares of common stock, par value $.0001 per share, of the Company ("COMPANY COMMON STOCK"), shares of Series A Convertible Preferred Stock, par value $.0001 per share, of the Company ("COMPANY SERIES A PREFERRED STOCK"), shares of Series B Convertible Preferred Stock, par value $.0001 per share, of the Company ("COMPANY SERIES B PREFERRED STOCK"), and/or shares of Series C Convertible Preferred Stock, par value $.0001 per share, of the Company ("COMPANY SERIES C PREFERRED STOCK" and, together with the Company Common Stock, the Company Series A Preferred Stock and the Company Series B Preferred Stock, the "COMPANY STOCK"); and

                  WHEREAS, as a condition to the willingness of the Parent to enter into the Merger Agreement, the Parent has required that each Stockholder agree, and in order to induce the Parent to enter into the Merger Agreement, each Stockholder has agreed, severally and not jointly, to enter into this Agreement with respect to all of the shares of Company Stock now held of record or Beneficially Owned, and which may hereafter be acquired, by such Stockholder (collectively, the "SHARES").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  SECTION 1.1 GENERAL. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

                  SECTION 1.2 BENEFICIAL OWNERSHIP. For purposes of this Agreement, "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

                                   ARTICLE II

                                     VOTING

                  SECTION 2.1 VOTING AGREEMENT. Each of the Stockholders hereby agrees as follows:

                           (a) in a written consent of the stockholders of the
Company in lieu of a meeting (the "WRITTEN CONSENT"), which shall be prepared and delivered to each Stockholder by the Company as promptly as practicable after the Registration Statement Effective Date pursuant to the terms of the Merger Agreement, and with respect to any Shares held of record or Beneficially Owned by such Stockholder, to consent to the approval and adoption of the Merger Agreement and the Merger;

                           (b) to execute the Written Consent and deliver it to
the Parent within one Business Day after receipt thereof by such Stockholder;

                           (c) if the Company fails to deliver the Written
Consent to such Stockholder, to appear, or cause the holder of record on any applicable record date with respect to any Shares Beneficially Owned by such Stockholder (the "RECORD HOLDER") to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of the Stockholders of the Company and at any adjournment thereof at which matters relating to the Merger Agreement and the Merger are considered, and to vote or cause to be voted by the Record Holder, in person or by proxy, the Shares held of record or Beneficially Owned by such Stockholder in favor of approval and adoption of the Merger Agreement and the Merger;

                           (d) to vote, or cause to be voted by the Record
Holder, the Shares held of record or Beneficially Owned by such Stockholder, against (and, with respect to such Shares, not to consent to) any proposal for any extraordinary corporate transaction, such as a recapitalization, dissolution, liquidation or sale of assets of the Company or any merger, consolidation or other business combination (other than the Merger) between the Company and any Person (other than the Parent or a Parent Subsidiary) or any other action or agreement in each case in this Section 2.1(d) that is intended or that reasonably could be expected to (x) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (y) result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, or (z) impede, interfere with, delay, postpone or materially adversely affect the Merger and the transactions contemplated by the Merger Agreement; and

                           (e) Notwithstanding the foregoing, nothing in this
Agreement shall limit or restrict Stockholder from (i) acting in Stockholder's capacity as a director or officer of the Company, to the extent applicable, it being understood that this Agreement shall apply to Stockholder solely in Stockholder's capacity as a stockholder of the Company or (ii) voting in Stockholder's sole discretion on any matter other than those referred to in
Section 2.1.

                  SECTION 2.2 IRREVOCABLE PROXY. Concurrently with the execution and delivery of this Agreement, each Stockholder is delivering to the Parent a duly executed proxy in the form attached hereto as Annex I (each, a "PROXY") with respect to any Shares held of record or Beneficially Owned by such Stockholder, and each Stockholder hereby revokes any and all prior proxies or powers of attorney with respect to such Shares.

                  SECTION 2.3 NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in the Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain and belong to the Stockholders, and the Parent shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares except as otherwise provided herein, or the performance of the Stockholders' duties or responsibilities as stockholders of the Company.

                  SECTION 2.4 EVALUATION OF INVESTMENT. Each Stockholder, by reason of its knowledge and experience in financial and business matters, believes himself/itself capable of evaluating the merits and risks of the investment in shares of Parent Common Stock contemplated by the Merger Agreement. Each of the Stockholders acknowledges his/its receipt and review of a copy of the Merger Agreement and the Parent's annual report on Form 10-K for the fiscal year ended December 31, 1999, the Parent's Proxy Statement dated April 26, 2000, and each report and registration statement filed with the Securities and Exchange Commission by the Parent on Forms 10-Q and 8-K since December 31, 1999.


                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

                  Each of the Stockholders hereby represents and warrants, severally and not jointly, to the Parent as follows:

                  SECTION 3.1 AUTHORITY RELATIVE TO THIS AGREEMENT. Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Where such Stockholder is a corporation, partnership or other entity, the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other governing body of such Stockholder, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate such transactions. Where such Stockholder is an individual, such individual has the capacity to enter into this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

                  SECTION 3.2 NO CONFLICT. (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, (i) where such Stockholder is a corporation, partnership or other entity, conflict with or violate the organizational documents of such Stockholder, (ii) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which such Stockholder is a party or by which such Stockholder (or the Shares held of record or Beneficially Owned by such Stockholder) is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares held of record or Beneficially Owned by such Stockholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder (or the Shares held of record or Beneficially Owned by such Stockholder) is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.2(a), for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent the performance by such Stockholder of its obligations under this Agreement.

                           (b) The execution and delivery of this Agreement by
such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of federal or state securities and antitrust laws and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent the performance by such Stockholder of its obligations under this Agreement.

                  SECTION 3.3 TITLE TO THE SHARES. As of the date hereof, such Stockholder is the record or Beneficial Owner of the Shares listed underneath the name of such Stockholder on such Stockholder's signature page hereto. The Shares listed underneath the name of such Stockholder on such Stockholder's signature page hereto are all the securities of the Company either held of record or Beneficially Owned by such Stockholder as of the date hereof. Such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares held of record or Beneficially Owned by such Stockholder. The Shares listed underneath the name of such Stockholder on such Stockholder's signature page hereto are owned free and clear of all Liens, other than Liens under applicable Law or as expressly provided in this Agreement.

                                   ARTICLE IV

                          COVENANTS OF EACH STOCKHOLDER

                  SECTION 4.1 NO INCONSISTENT AGREEMENTS. Each Stockholder hereby represents, warrants, covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, such Stockholder has not and shall not, and shall use its reasonable best efforts not to permit any Person under such Stockholder's control (including any Record Holder) to, enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares held of record or Beneficially Owned by such Stockholder that, in either case, is inconsistent with this Agreement.

                  SECTION 4.2 TRANSFER OF TITLE. Each Stockholder hereby covenants and agrees that such Stockholder will not, prior to the termination of this Agreement, either directly or indirectly, offer or otherwise agree to sell, assign, pledge, hypothecate, transfer, exchange or dispose of any Shares or options, warrants or other convertible securities to acquire or purchase Company Stock (collectively, "DERIVATIVE SECURITIES") or any other securities or rights convertible into or exchangeable for shares of Company Stock, owned either directly or indirectly by such Stockholder or with respect to which such Stockholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of the Parent (PROVIDED, that nothing contained herein will be deemed to restrict the exercise or conversion of Derivative Securities outstanding on the date hereof), unless the Person to whom the Shares or Derivative Securities have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Agreement as if a party hereto. Each Stockholder hereby agrees and consents to the entry of stop transfer instructions by the Company against the transfer of any Shares inconsistent with the terms of this Section 4.2.


                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.1 NO SOLICITATION. Each Stockholder hereby covenants and agrees that, from the date hereof until the Effective Time or, if earlier, the termination of the Merger Agreement in accordance with its terms and except in each case to the extent permitted or contemplated by the Merger Agreement, such Stockholder, in its capacity as a stockholder of the Company, (a) shall not have, or shall immediately terminate any discussions with, any third party concerning an Acquisition Proposal, and (b) shall not, and shall not permit any officer, director, employee, partner, controlled Affiliate, investment banker, attorney, accountant or other agent (in such agency capacity) of the Stockholder to, directly or indirectly, (i) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by the Stockholder or otherwise) or take any other action intended or designed to facilitate the efforts of any Person other than the Parent relating to an Acquisition Proposal, (ii) provide information with respect to the Company or any of the Company Subsidiaries to any Person other than the Parent relating to a possible Acquisition Proposal by any Person other than the Parent, (iii) enter into an agreement with any Person other than the Parent providing for a possible Acquisition Proposal, or (iv) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Proposal by any Person other than by the Parent.

                  SECTION 5.2 TERMINATION. This Agreement shall terminate upon the earlier to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) as to any Stockholder, the written agreement of the Parent and such Stockholder to terminate this Agreement as to such Stockholder. Upon such termination, no party hereto shall have any further obligations or liabilities hereunder; PROVIDED, HOWEVER, that nothing in this Agreement shall relieve any party hereto from liability for the breach of any of its representations, warranties, covenants and agreements set forth in this Agreement prior to such termination.

                  SECTION 5.3 ADDITIONAL SHARES. If, after the date hereof, a Stockholder acquires the right to vote any additional shares of Company Stock (any such shares shall be referred to herein as "ADDITIONAL SHARES"), including, without limitation, upon exercise or conversion of any Derivative Security or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares shall be applicable to such Additional Shares as if such Additional Shares had been outstanding Shares of such Stockholder as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person immediately upon the acquisition by such Stockholder of record or Beneficial Ownership of such Additional Shares.

                  SECTION 5.4 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 5.5 ENTIRE AGREEMENT. This Agreement, together with the Affiliate Letters in the form attached as an exhibit to the Merger Agreement, if and to the extent entered into by a Stockholder and the Parent, constitutes the entire agreement between the Parent and each Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parent and each Stockholder with respect to the subject matter hereof.

                  SECTION 5.6 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 5.7 SEVERABILITY. If any term or other provision of this Agreement is adjudicated by a court of competent jurisdiction invalid, illegal or incapable of being enforced by reason of any rule or law, or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

                  SECTION 5.8 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice) provided in accordance with this Section 5.8:

                  If to a Stockholder, to the address set forth on such Stockholder's signature page hereto.

                  If to the Parent, to:

                  Metromedia Fiber Network, Inc.
                  c/o Metromedia Company
                  One Meadowland Plaza
                  East Rutherford, NJ  07073
                  Attention:  Arnold L. Wadler
                  Facsimile:  (201) 531-2803

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY 10019
                  Attention:  Douglas A. Cifu, Esq.
                  Facsimile:  (212) 757-3990

                  SECTION 5.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state without giving effect to the provisions thereof relating to conflicts of law.

                  SECTION 5.10 JURISDICTION; VENUE. Each party hereto irrevocably submits to the jurisdiction of the courts of the State of Delaware in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated by this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject to this Agreement or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and each party hereto irrevocably agrees that all claims with respect to such action, suit or proceeding shall be heard and determined in such a courts of the State of

Delaware. Each party hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 5.8 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  SECTION 5.11 SEVERAL OBLIGATIONS OF STOCKHOLDERS. The obligations of the Stockholders hereunder shall be "several" and not either "joint" or "joint and several." Without limiting the generality of the foregoing, under no circumstances will any Stockholder have any liability or obligation with respect to any misrepresentation or breach of covenant of any other Stockholder.

                  SECTION 5.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, each of the Stockholders and the Parent have caused this Agreement to be duly executed on the date hereof.


                                   METROMEDIA FIBER NETWORK, INC.


                                   By:  /s/  Silvia Kessel
                                        ---------------------------------------
                                        Name:     Silvia Kessel
                                        Title:    Executive Vice President

                                   STOCKHOLDER:

                                   SPAGNOLO 2000 TRUST


                                   By:  /s/  Karen C. Cathey
                                        ---------------------------------------
                                        Name:     Karen C. Cathey
                                        Title:    Trustee


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  405,000

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  0

                                   ADDRESS:  P.O Box 387
                                             McKinney, TX 75070

                                   STOCKHOLDER:

                                   SPAGNOLO EXTENDED FAMILY TRUST


                                   By:  /s/  Karen C. Cathey
                                        ---------------------------------------
                                        Name:     Karen C. Cathey
                                        Title:    Trustee


                                   NUMBER OF SHARES OF COMPANY
                                   COMMON STOCK:  144,000

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK: 0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK: 0

                                   ADDRESS:  P.O Box 387
                                             McKinney, TX 75070

                                   STOCKHOLDER:


                                   /s/  Mark F. Spagnolo
                                   ---------------------
                                   Mark F. Spagnolo


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  860,525

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK: 0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK: 0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK: 0

                                   ADDRESS:  841 Creekwood Circle
                                             Fairview, TX  75069

                                   STOCKHOLDER:

                                   BEDROCK CAPITAL PARTNERS I, L.P.

                                   By:  Bedrock General Partner I, L.L.C.


                                   By:  /s/  James McLean
                                        ---------------------------------------
                                        Name:     James McLean
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  2,786,070

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  1,951,029

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  874,670

                                   ADDRESS:  James McLean
                                             Bedrock Capital Partners
                                             c/o ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   CREDIT SUISSE FIRST BOSTON
                                   BEDROCK FUND, L.P.

                                   By:  Bedrock General Partner I, L.L.C.,
                                        Its Attorney in Fact


                                   By:  /s/  James McLean
                                        ---------------------------------------
                                        Name:     James McLean
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  116,730

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  81,744

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  36,647

                                   ADDRESS:  James McLean
                                             Bedrock Capital Partners
                                             c/o ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   VBW EMPLOYEE BEDROCK FUND, L.P.

                                   By:  Bedrock General Partner I, L.L.C.


                                   By:  /s/  James McLean
                                        ---------------------------------------
                                        Name:     James McLean
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  97,200

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  68,067

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  30,514

                                   ADDRESS:  James McLean
                                             Bedrock Capital Partners
                                             c/o ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   COMVENTURES IV ENTREPRENEURS'
                                   FUND, L.P.

                                   By:  its General Partner, ComVen IV, LLC


                                   By:  /s/ Roland A. Van der Meer
                                        ---------------------------------------
                                        Name:     Roland A. Van der Meer
                                        Title:    Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  6,455

                                   ADDRESS:  Roland A. Van der Meer
                                             ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   COMVENTURES IV CEO FUND, L.P.

                                   By:  its General Partner, ComVen IV, LLC


                                   By:  /s/ Roland A. Van der Meer
                                        ---------------------------------------
                                        Name:     Roland A. Van der Meer
                                        Title:    Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  35,304

                                   ADDRESS:  Roland A. Van der Meer
                                             ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   COMVENTURES IV, L.P.

                                   By:  its General Partner, ComVen IV, LLC


                                   By:  /s/ Roland A. Van der Meer
                                        ---------------------------------------
                                        Name:     Roland A. Van der Meer
                                        Title:    Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  455,963

                                   ADDRESS:  Roland A. Van der Meer
                                             ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   COMMUNICATIONS VENTURES III, L.P.

                                   By:  its General Partner, ComVen III, LLC


                                   By:  /s/ Roland A. Van der Meer
                                        ---------------------------------------
                                        Name:     Roland A. Van der Meer
                                        Title:    Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  2,857,143

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  2,000,798

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  422,961

                                   ADDRESS:  Roland A. Van der Meer
                                             ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   COMMUNICATIONS VENTURES III
                                   CEO & ENTREPRENEURS' FUND, LP

                                   By:  its General Partner, ComVen III, LLC


                                   By:  /s/ Roland A. Van der Meer
                                        ---------------------------------------
                                        Name:     Roland A. Van der Meer
                                        Title:    Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  142,857

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  100,042

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  21,147

                                   ADDRESS:  Roland A. Van der Meer
                                             ComVentures
                                             505 Hamilton Avenue
                                             Suite 305
                                             Palo Alto, CA  94301

                                   STOCKHOLDER:

                                   WEISS, PECK & GREER VENTURE
                                   ASSOCIATES V CAYMAN, LP

                                   By:  WPG VC Fund Advisor II, L.L.C.,
                                        Fund Investment Advisory Partner


                                   By:  /s/ Amal M. Johnson
                                        ---------------------------------------
                                        Name:     Amal M. Johnson
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  689,916

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  128,996

                                   ADDRESS:  Amal M. Johnson
                                             Weiss, Peck & Greer, LLC
                                             555 California Street
                                             Suite 313D
                                             San Francisco, CA  94104

                                   STOCKHOLDER:

                                   WPG INFORMATION SCIENCES
                                   ENTREPRENEUR FUND II, L.L.C.

                                   By:  WPG VC Fund Advisor II, L.L.C.,
                                        Fund Investment Advisory Member


                                   By:  /s/ Amal M. Johnson
                                        ---------------------------------------
                                        Name:     Amal M. Johnson
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  75,630

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  9,294

                                   ADDRESS:  Amal M. Johnson
                                             Weiss, Peck & Greer, LLC
                                             555 California Street
                                             Suite 313D
                                             San Francisco, CA  94104

                                   STOCKHOLDER:

                                   WPG INFORMATION SCIENCES
                                   ENTREPRENEUR FUND II-A, L.L.C.

                                   By:  WPG VC Fund Advisor II, L.L.C.,
                                        Fund Investment Advisory Member


                                   By:  /s/ Amal M. Johnson
                                        ---------------------------------------
                                        Name:     Amal M. Johnson
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  46,639

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  5,731

                                   ADDRESS:  Amal M. Johnson
                                             Weiss, Peck & Greer, LLC
                                             555 California Street
                                             Suite 313D
                                             San Francisco, CA  94104

                                   STOCKHOLDER:

                                   WEISS, PECK & GREER VENTURE
                                   ASSOCIATES V-A, L.L.C.

                                   By:  WPG VC Fund Advisor II, L.L.C.,
                                        Fund Investment Advisory Member


                                   By:  /s/ Amal M. Johnson
                                        ---------------------------------------
                                        Name:     Amal M. Johnson
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  28,151

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  5,275

                                   ADDRESS:  Amal M. Johnson
                                             Weiss, Peck & Greer, LLC
                                             555 California Street
                                             Suite 313D
                                             San Francisco, CA  94104

                                   STOCKHOLDER:

                                   WEISS, PECK & GREER VENTURE
                                   ASSOCIATES V, L.L.C.

                                   By:  WPG VC Fund Advisor II, L.L.C.
                                        Fund Investment Advisory Member


                                   By:  /s/ Amal M. Johnson
                                        ---------------------------------------
                                        Name:     Amal M. Johnson
                                        Title:    Managing Member


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  3,361,345

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  626,512

                                   ADDRESS:  Amal M. Johnson
                                             Weiss, Peck & Greer, LLC
                                             555 California Street
                                             Suite 313D
                                             San Francisco, CA  94104

                                   STOCKHOLDER:


                                   /s/  Robert J. Ryan, IV
                                   --------------------------------------------
                                   Robert J. Ryan, IV


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  6,275,000

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  0

                                   ADDRESS:  Robert J. Ryan, IV
                                             1035 Louise Avenue
                                             San Jose, CA  95125

                                   STOCKHOLDER:


                                   /s/  Marvin Tseu
                                   --------------------------------------------
                                   Marvin Tseu


                                   NUMBER OF SHARES OF COMPANY COMMON
                                   STOCK:  1,165,000

                                   NUMBER OF SHARES OF COMPANY SERIES A
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES B
                                   PREFERRED STOCK:  0

                                   NUMBER OF SHARES OF COMPANY SERIES C
                                   PREFERRED STOCK:  0

                                   ADDRESS:  Marvin Tseu
                                             12002 Old Snakey Road
                                             Los Altos Hills, CA  94022

                                                                         ANNEX I


                                IRREVOCABLE PROXY

                  Reference is made to the Voting Agreement, dated as of the date hereof (the "VOTING Agreement"), by and among Metromedia Fiber Network, Inc., a Delaware Corporation (the "PARENT"), the undersigned and certain other stockholders of [Company], a Delaware corporation (the "COMPANY"), set forth on the signature pages thereto. Capitalized terms used and not defined herein have the respective meanings assigned to them in the Voting Agreement.

                  The undersigned stockholder of the Company hereby irrevocably appoints Silvia Kessel and Arnold L. Wadler, and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so and including, without limitation, the power to execute and deliver written consents) with respect to the Shares held of record or Beneficially Owned by the undersigned in accordance with the terms of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any of the Shares on the matters referred to herein are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

                  This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of the date hereof, by and among the Parent, the Company and Aqueduct Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent ("MERGER SUB"), which provides for, among other things, the merger of Merger Sub with and into the Company (the "MERGER"). The effectiveness of this Irrevocable Proxy shall terminate upon the consummation of the Merger, but in the event that the Merger Agreement is terminated in accordance with its terms prior to the consummation of the Merger, then the effectiveness of this Irrevocable Proxy shall terminate simultaneously with the termination of the Merger Agreement (the date on which the effectiveness of this Irrevocable Proxy shall terminate in accordance with the foregoing being the "EXPIRATION DATE").

                  The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney-in-fact and proxy to vote the Shares held of record or Beneficially Owned, and to exercise all voting rights of the undersigned with respect to such Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting, in the manner agreed to by the undersigned pursuant to Section 2.1 of the Voting Agreement. The attorney-in-fact and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided in the previous sentence. The undersigned stockholder may vote the Shares on all other matters.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                   STOCKHOLDER:


                                   ____________________________________________
                                   (Print Name of Stockholder)



Dated:     October __, 2000